Item 77C
Morgan Stanley Variable Investment Series
Results of Special Shareholder Meeting

On August 1, 2006, a Special Meeting of Shareholders of the Fund
was scheduled in order to vote on the proposals set forth below.
The meeting was held on August 1, 2006, and results were as
follows:

(1) Election of Trustees:

                                   For     Withhold Absta   BNV*
                                                      in     **
Frank L.                        463,819,9  44,847,0      0      0
Bowman.................                03        36
Kathleen A.                     464,740,7  43,926,1      0      0
Dennis..................               48        90
James F.                        464,671,9  43,995,0      0      0
Higgins...................             21        18
Joseph J.                       464,669,1  43,997,7      0      0
Kearns....................             99        39
Michael F.                      464,531,1  44,135,8      0      0
Klein...................               07        32
W. Allen                        464,138,8  44,528,1      0      0
Reed....................               29        10
Fergus                          463,956,1  44,710,7      0      0
Reid.....................              48        91

(2) Eliminate certain fundamental investment restrictions:

                  Portfolio       For     Against   Abstain  BNV**
                                                               *
   Eliminate    Aggressive     4,267,839   213,615  242,503      0
  fundamental   Equity
    policy
restricting the
  Portfolio's
  ability to
 pledge assets
                Dividend       39,990,26  1,648,70  1,318,5      0
                Growth                 7         6       94
                Equity         17,636,92   939,687  757,327      0
                                       2
                European       7,725,223   349,271  289,716      0
                Equity
                Global         2,884,950   138,684   73,141      0
                Advantage
                Global         13,856,50   734,750  507,050      0
                Dividend               3
                Growth
                High Yield     52,666,40  2,620,31  1,124,3      0
                                       9         2       76
                Income         6,062,869   277,369  208,467      0
                Builder
                Income Plus    37,054,05  1,365,25  1,251,6      0
                                       2         0       20
                Limited        13,170,22   555,167  330,867      0
                Duration               7
                Money Market   202,704,5  32,797,2  9,372,1      0
                                      33        14       04
                S&P 500 Index  20,632,88  1,107,29  958,943      0
                                       4         0
                Strategist     20,667,19   714,868  708,580      0
                                       1
                Utilities      8,143,069   240,869  357,663      0
 Eliminate the  Aggressive     4,255,805   220,004  248,147      0
  fundamental   Equity
    policy
  restricting
 purchases of
 securities on
    margin
                Dividend       39,815,70  1,763,78  1,378,0      0
                Growth                 6         5       76
                Equity         17,596,22   956,794  780,915      0
                                       6
                European       7,707,799   393,758  262,654      0
                Equity
                Global         2,890,320   133,314   73,141      0
                Advantage
                Global         13,805,45   831,014  461,831      0
                Dividend               8
                Growth
                High Yield     52,634,46  2,647,69  1,128,9      0
                                       5         1       42
                Income         6,028,441   306,351  213,912      0
                Builder
                Income Plus    36,908,45  1,546,81  1,215,6      0
                                       4         6       51
                Limited        13,075,92   588,868  391,465      0
                Duration               8
                Money Market   201,822,9  33,782,9  9,267,9      0
                                      76        58       17
                S&P 500 Index  20,594,09  1,111,44  993,578      0
                                       5         3
                Strategist     20,647,90   696,603  746,128      0
                                       8
                Utilities      8,112,133   279,231  350,238      0

  Eliminate the   Aggressive        4,266,  207,81   250,07      0
   fundamental    Equity               073       0        3
     policy
   prohibiting
 investments in
  oil, gas, and
 other types of
   minerals or
 mineral leases
                  Dividend Growth   40,042  1,611,   1,303,      0
                                      ,958     198      411
                  Equity            17,709  908,68   715,52      0
                                      ,722       5        9
                  European Equity   7,767,  334,75   262,45      0
                                       009       1        0
                  Global            2,886,  130,87   79,219      0
                  Advantage            684       2
                  Global Dividend   13,985  673,23   439,32      0
                  Growth              ,750       0        4
                  High Yield        52,712  2,551,   1,146,      0
                                      ,753     829      516
                  Income Builder    6,050,  302,05   195,70      0
                                       942       8        4
                  Income Plus       37,090  1,304,   1,275,      0
                                      ,283     700      938
                  Limited           13,111  535,30   409,20      0
                  Duration            ,756       0        6
                  Money Market      202,17  33,186   9,514,      0
                                     2,189    ,705      957
                  S&P 500 Index     20,528  1,163,   1,006,      0
                                      ,351     782      984
                  Strategist        20,757  559,94   773,37      0
                                      ,316       4        9
                  Utilities         8,145,  250,30   345,98      0
                                       307       9        5
  Eliminate the   Dividend Growth   39,867  1,685,   1,404,      0
   fundamental                        ,870     067      629
policy regarding
 investments in
    warrants
                  Equity            17,617  965,29   751,33      0
                                      ,308       5        2
  Eliminate the   Dividend Growth   39,923  1,683,   1,350,      0
     policy                           ,037     789      740
 prohibiting or
 restricting the
   purchase of
  securities of
issuers in which
    trustees,
  officers have
    interest
                  Equity            17,604  993,00   736,22      0
                                      ,698       7        9
                  European Equity   7,698,  395,37   270,50      0
                                       330       3        8
                  Global Dividend   13,812  837,93   448,27      0
                  Growth              ,093       3        7
                  High Yield        52,491  2,635,   1,283,      0
                                      ,650     684      763
                  Income Builder    5,956,  363,60   229,09      0
                                       007       6        1
                  Income Plus       36,992  1,446,   1,232,      0
                                      ,220     681      021
                  Money Market      201,52  33,747   9,597,      0
                                     9,170    ,425      256
                  Strategist        20,454  906,89   729,00      0
                                      ,744       4        1
                  Utilities         8,137,  265,39   339,11      0
                                       097       1        3
  Eliminate the   Aggressive        4,290,  208,97   224,51      0
   fundamental    Equity               470       2        5
     policy
   prohibiting
 investments for
   purposes of
   exercising
     control
                  Dividend Growth   40,078  1,500,   1,378,      0
                                      ,028     775      764
                  Equity            17,673  905,66   754,57      0
                                      ,700       2        4
                  European Equity   7,715,  378,45   270,22      0
                                       529       3        8
                  Global            2,898,  120,50   77,659      0
                  Advantage            608       8
                  Global Dividend   13,883  763,04   451,28      0
                  Growth              ,972       2        9
                  High Yield        52,642  2,457,   1,311,      0
                                      ,779     047      271
                  Income Builder    5,975,  353,32   220,15      0
                                       225       8        1
                  Income Plus       37,340  1,148,   1,181,      0
                                      ,254     825      842
                  Limited           13,151  512,12   393,13      0
                  Duration            ,007       0        4
                  Money Market      202,62  32,491   9,762,      0
                                     0,216    ,534      102
                  S&P 500 Index     20,701  1,013,   983,90      0
                                      ,275     939        2
                  Strategist        20,695  633,87   760,89      0
                                      ,866       4        9
                  Utilities         8,178,  217,81   345,21      0
                                       573       7        1
  Eliminate the   High Yield        53,091  2,274,   1,045,      0
   fundamental                        ,973     092      032
policy regarding
   purchase of
  common stock
                  Income Plus       37,467  1,035,   1,168,      0
                                      ,110     010      801

  Eliminate the   Dividend Growth   39,890  1,734,   1,332,      0
   fundamental                        ,709     565      293
policy regarding
 investments in
   unseasoned
    companies
                  Equity            17,558  994,50   780,53      0
                                      ,896       2        7
                  European Equity   7,716,  387,09   260,53      0
                                       585       5        0
                  Global            2,895,  118,64   82,528      0
                  Advantage            604       2
                  Global Dividend   13,816  803,76   478,26      0
                  Growth              ,268       6        9
                  High Yield        52,632  2,521,   1,257,      0
                                      ,726     189      182
                  Income Builder    5,958,  383,51   206,74      0
                                       443       4        7
                  Income Plus       37,221  1,210,   1,239,      0
                                      ,335     111      476
                  Money Market      202,51  32,983   9,377,      0
                                     2,618    ,315      918
                  S&P 500 Index     20,638  1,073,   986,78      0
                                      ,750     586        0
                  Strategist        20,501  845,59   743,38      0
                                      ,658       9        2
                  Utilities         8,141,  256,39   343,23      0
                                       978       4        0
  Eliminate the       Equity        17,701  866,94   765,78      0
   fundamental                        ,212       0        3
policy regarding
 investments in
     foreign
   securities
  Eliminate the   Aggressive        4,280,  216,19   227,47      0
   fundamental    Equity               294       1        2
     policy
   prohibiting
participation in
joint securities
    accounts
                  Dividend Growth   39,916  1,582,   1,458,      0
                                      ,475     269      823
                  Equity            17,652  881,17   800,07      0
                                      ,682       8        5
                  European Equity   7,758,  319,66   285,76      0
                                       785       1        4
                  Global            2,896,  122,99   77,659      0
                  Advantage            120       6
                  Global Dividend   13,895  736,19   466,18      0
                  Growth              ,925       0        8
                  High Yield        52,782  2,318,   1,310,      0
                                      ,271     285      541
                  Income Builder    5,965,  355,31   228,33      0
                                       051       7        6
                  Income Plus       37,119  1,323,   1,227,      0
                                      ,973     760      189
                  Limited           13,122  553,62   379,92      0
                  Duration            ,709       9        3
                  Money Market      203,10  32,425   9,346,      0
                                     1,446    ,551      854
                  S&P 500 Index     20,682  1,025,   991,30      0
                                      ,775     038        3
                  Strategist        20,583  734,39   772,95      0
                                      ,298       1        0
                  Utilities         8,164,  227,36   349,42      0
                                       814       4        3
(3) Modify certain fundamental investment restrictions:

                     Portfolio       For   Agains   Abstai  BNV***
                                              t        n
     Modify       Aggressive        4,276,  207,68   240,15      0
   fundamental    Equity               109       9        9
policy regarding
 diversification
                  Dividend Growth   39,958  1,582,   1,415,      0
                                      ,732     893      942
                  Equity            17,751  846,69   735,43      0
                                      ,799       9        8
                  European Equity   7,729,  361,92   272,46      0
                                       818       9        4
                  Global            2,898,  121,02   77,659      0
                  Advantage            092       4
                  Global Dividend   13,875  783,80   438,70      0
                  Growth              ,797       6        0
                  High Yield        52,797  2,471,   1,141,      0
                                      ,852     765      481
                  Income Builder    5,973,  371,05   204,24      0
                                       407       5        2
                  Income Plus       37,187  1,298,   1,184,      0
                                      ,484     669      768
                  Limited           13,154  525,51   376,06      0
                  Duration            ,676       7        8
                  Money Market      203,03  32,533   9,303,      0
                                     6,133    ,812      905
                  S&P 500 Index     20,705  986,86   1,007,      0
                                      ,069       7      181
                  Strategist        20,790  548,25   751,81      0
                                      ,568       7        4
                  Utilities         8,182,  223,83   335,08      0
                                       685       2        4
     Modify       Aggressive        4,257,  236,00   230,89      0
   fundamental    Equity               055       8        3
policy regarding
 borrowing money
                  Dividend Growth   39,741  1,807,   1,409,      0
                                      ,118     173      276
                  Equity            17,564  1,026,   743,64      0
                                      ,149     143        3
                  European Equity   7,684,  405,25   274,77      0
                                       180       6        5
                  Global            2,890,  127,23   78,680      0
                  Advantage            858       7
                  Global Dividend   13,788  855,36   453,95      0
                  Growth              ,979       6        7
                  High Yield        52,410  2,632,   1,368,      0
                                      ,223     261      613
                  Income Builder    5,909,  433,60   205,99      0
                                       112       0        1
                  Limited           13,079  580,62   396,47      0
                  Duration            ,170       0        2
                  Money Market      202,05  33,302   9,518,      0
                                     2,950    ,527      374
                  S&P 500 Index     20,620  1,073,   1,005,      0
                                      ,583     220      313
                  Strategist        20,430  917,96   742,32      0
                                      ,352       4        3
                  Utilities         8,140,  265,32   335,54      0
                                       737       4        0
     Modify       Aggressive        4,265,  229,83   228,67      0
   fundamental    Equity               451       5        0
policy regarding
      loans
                  Dividend Growth   39,746  1,793,   1,417,      0
                                      ,051     620      896
                  Equity            17,574  1,008,   751,64      0
                                      ,159     133        3
                  European Equity   7,683,  401,68   278,55      0
                                       968       9        3
                  Global            2,891,  127,32   77,659      0
                  Advantage            788       8
                  Global Dividend   13,794  833,66   470,42      0
                  Growth              ,218       5        0
                  High Yield        52,702  2,544,   1,163,      0
                                      ,782     405      909
                  Income Builder    5,903,  430,53   214,93      0
                                       241       1        2
                  Income Plus       37,038  1,399,   1,232,      0
                                      ,638     325      958
                  Limited           13,041  610,01   405,24      0
                  Duration            ,001       1        9
                  Money Market      202,11  33,047   9,706,      0
                                     9,469    ,762      619
                  S&P 500 Index     20,604  1,074,   1,019,      0
                                      ,919     359      839
                  Strategist        20,422  911,92   755,87      0
                                      ,833       9        8
                  Utilities         8,152,  255,19   333,92      0
                                       483       8        1

     Modify       Aggressive        4,264,  222,55   237,35      0
   fundamental    Equity               040       9        7
policy regarding
  investment in
  commodities,
    commodity
 contracts, and
futures contracts
                  Dividend Growth   39,890  1,713,   1,353,      0
                                      ,223     415      929
                  Equity            17,652  943,45   738,34      0
                                      ,138       1        6
                  European Equity   7,714,  377,35   272,11      0
                                       741       6        3
                  Global            2,890,  127,23   79,235      0
                  Advantage            303       7
                  Global Dividend   13,834  815,83   448,45      0
                  Growth              ,016       0        7
                  High Yield        52,658  2,605,   1,147,      0
                                      ,394     022      681
                  Income Builder    5,961,  381,62   205,99      0
                                       087       5        2
                  Income Plus       37,027  1,403,   1,239,      0
                                      ,498     668      756
                  Limited           13,055  601,08   399,62      0
                  Duration            ,551       8        2
                  Money Market      203,15  32,302   9,418,      0
                                     2,899    ,412      539
                  S&P 500 Index     20,615  1,058,   1,025,      0
                                      ,171     038      907
                  Strategist        20,633  700,12   757,14      0
                                      ,370       6        4
                  Utilities         8,165,  245,54   330,60      0
                                       445       9        7
     Modify       Aggressive        4,270,  210,44   243,49      0
   fundamental    Equity               019       2        6
policy regarding
   issuance of
senior securities
                  Dividend Growth   39,936  1,611,   1,409,      0
                                      ,524     234      809
                  Equity            17,634  904,25   794,82      0
                                      ,852       7        6
                  European Equity   7,698,  384,33   281,09      0
                                       781       6        3
                  Global            2,890,  128,25   77,659      0
                  Advantage            858       8
                  Global Dividend   13,863  770,26   464,53      0
                  Growth              ,501       4        8
                  High Yield        52,716  2,494,   1,199,      0
                                      ,758     442      898
                  Income Builder    5,978,  355,37   214,93      0
                                       398       4        2
                  Income Plus       37,099  1,367,   1,203,      0
                                      ,085     985      852
                  Limited           13,112  549,04   394,44      0
                  Duration            ,770       8        3
                  Money Market      202,75  32,142   9,975,      0
                                     6,133    ,164      554
                  S&P 500 Index     20,580  1,064,   1,054,      0
                                      ,770     323      024
                  Strategist        20,484  869,96   736,30      0
                                      ,370       0        9
                  Utilities         8,157,  241,12   343,07      0
                                       402       6        3

(4) Reclassify certain fundamental policies as non-fundamental policies:

                     Portfolio       For   Agains   Abstai  BNV***
                                              t        n
Reclassify as non-Dividend Growth   39,979  1,584,   1,393,      0
 fundamental the                      ,391     985      191
   fundamental
     policy
   prohibiting
 investments in
other investment
    companies
    exceeding
    specified
   percentage
   limitations
                  Equity            17,674  861,15   798,05      0
                                      ,727       0        8
                  European Equity   7,738,  351,41   273,83      0
                                       964       1        5
                  Global Dividend   13,898  766,10   433,58      0
                  Growth              ,608       9        5
                  High Yield        52,924  2,306,   1,180,      0
                                      ,955     137      005
                  Income Builder    5,957,  381,03   210,11      0
                                       563       1        0
                  Income Plus       37,261  1,213,   1,195,      0
                                      ,939     374      609
                  Money Market      202,62  32,614   9,638,
                                     1,568    ,230      052
                  Strategist        20,669  684,14   736,66      0
                                      ,831       0        7
                  Utilities         8,180,  218,16   343,21      0
                                       225       3        3
Reclassify as non-Dividend Growth   39,920  1,626,   1,411,      0
 fundamental the                      ,114     025      428
   fundamental
     policy
 prohibiting or
    limiting
 investments in
   illiquid or
   restricted
   securities
                  Equity            17,597  924,60   811,33      0
                                      ,991       7        7
                  European Equity   7,694,  385,89   283,89      0
                                       421       6        4
                  Income Plus       37,248  1,178,   1,243,      0
                                      ,385     762      775
                  Money Market      202,28  32,265   10,321      0
                                     6,526    ,893     ,432
                  Strategist        20,635  703,44   751,37      0
                                      ,816       6        6
                  Utilities         8,145,  243,07   353,22      0
                                       295       7        9
Reclassify as non-Equity            17,548  1,004,   781,15      0
 fundamental the                      ,304     473        8
   fundamental
  policy on the
purchase or sale
 of puts, calls
and combinations
     thereof
                  High Yield        52,525  2,511,   1,373,      0
                                      ,910     419      769
                  Money Market      202,01  33,015   9,838,      0
                                     9,785    ,908      158

*** Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting
authority.